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                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-89908) of P-Com, Inc. of our report dated January 22, 1997 appearing on page 36 of this Annual Report on Form 10-K.




Price Waterhouse LLP
San Jose, California
March 24, 1997